REVENUES	9 Months Ended
Sep. 30, 2025
REVENUES
REVENUES

NOTE 14: REVENUES

The following table summarizes disaggregated revenue information by geographic area based upon the customer’s country of domicile:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
United States	$7,979,167	$4,074,219	$23,968,124	$13,747,940
India	727,875	1,923,484	$2,238,752	2,632,794

As a practical expedient, the Company has elected not to disclose the aggregate amount of the transaction price allocated to unsatisfied performance obligations, as our contracts have an original expected duration of less than one year.

Contract Assets

Contract assets consist of work in process for unrecognized revenue. The following table summarizes the contract asset activity for the nine months ended September 30, 2025.

Balance as of December 31, 2024	$206,750
Net change during the nine months ended September 30, 2025	243,439
Balance as of September 30, 2025	$450,189